SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                         FORM 8-K


                      CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the Securities
                    Exchange Act of 1934


Date of Report    May 30, 2002

                SPARTECH CORPORATION
(Exact name of registrant as specified in its charter)

              	 DELAWARE
(State or other jurisdiction of incorporation)

           1-5911                           43-0761773
(Commission File Number)                 (IRS Employer
                                   Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri  63105
(Address of principal executive offices)            (Zip Code)

                   (314) 721-4242
(Registrant's Telephone Number, Including Area Code)


                                   SPARTECH CORPORATION

                                         FORM 8-K


Item 5.  Other Events

	This report files the announcement of the Registrant's underwriting agreement and fiscal second quarter 2002 operating results.

Item 7.  Financial Statements and Exhibits

Exhibits

1 Underwriting agreement between Spartech Corporation and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Analysis Securities Corporation, McDonald Investments Inc., and Commerce
      Capital Investments, Inc.

99 Spartech press release dated May 30, 2002.




2


 SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							SPARTECH CORPORATION



Date    May 30, 2002		                       	By /s/ Randy C. Martin
							   Randy C. Martin
							   Executive Vice President and
							   Chief Financial Officer